Financial Results by Quarter (Unaudited)	12 Months Ended
Sep. 30, 2012
Financial Results by Quarter (Unaudited) [Abstract]
Financial Results by Quarter
Financial Results by Quarter (Unaudited)

Fiscal 2012	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In millions, except per share data)
Net sales	$2,267.7	$2,282.9	$2,303.2	$2,353.8
Gross profit	392.2	360.8	359.8	419.9
Restructuring and other costs, net	10.3	28.1	13.7	23.1
Loss on extinguishment of debt	—	(19.5)	(0.1)	(6.3)
Income before income taxes	124.4	53.3	90.6	120.8
Consolidated net income	76.8	32.7	59.3	83.4
Net income attributable to Rock-Tenn Company shareholders	76.7	31.9	58.2	82.3
Basic earnings per share attributable to Rock-Tenn Company shareholders	1.08	0.45	0.82	1.15
Diluted earnings per share attributable to Rock-Tenn Company shareholders	1.06	0.44	0.81	1.14

Fiscal 2011	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In millions, except per share data)
Net sales	$761.1	$792.9	$1,382.1	$2,463.5
Gross profit	178.8	166.3	212.4	434.4
Restructuring and other costs, net	0.6	6.3	55.5	30.9
Loss on extinguishment of debt	—	—	(39.5)	—
Income (loss) before income taxes	78.6	55.8	(46.0)	127.1
Consolidated net income (loss)	51.3	38.3	(28.4)	84.8
Net income (loss) attributable to Rock-Tenn Company shareholders	50.3	37.0	(30.1)	83.9
Basic earnings (loss) per share attributable to Rock-Tenn Company shareholders	1.29	0.94	(0.60)	1.18
Diluted earnings (loss) per share attributable to Rock-Tenn Company shareholders	1.27	0.92	(0.60)	1.17

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We computed the interim earnings per common and common equivalent share amounts as if each quarter was a discrete period. As a result, the sum of the basic and diluted earnings per share by quarter will not necessarily total the annual basic and diluted earnings per share. Income before income taxes in the fourth quarter of fiscal 2012 financial results by quarter (unaudited) table is impacted by $18.2 million received in connection with the termination and settlement of a paperboard supply agreement, net of legal fees in the period. Basic and diluted earnings per share attributable to Rock-Tenn Company shareholders were increased approximately $0.16 per share in the fourth quarter of fiscal 2012 in connection with the settlement.

The third and fourth quarter of fiscal 2011 basic and diluted earnings per share attributable to Rock-Tenn Company shareholders was impacted by the May 27, 2011 issuance of approximately 31.0 million shares of RockTenn common stock as part of the purchase consideration in the Smurfit-Stone Acquisition. The fiscal 2011 financial results by quarter (unaudited) table is impacted by certain expenses associated with the Smurfit-Stone Acquisition. In the third quarter of fiscal 2011, Gross profit and Income (loss) before income taxes includes $55.4 million of acquisition inventory step-up expense in our Corrugated Packaging segment. Basic and diluted earnings per share attributable to Rock-Tenn Company shareholders were decreased approximately $0.69 per share in the third quarter of fiscal 2011 in connection with the inventory step-up expense.